Guarantees, Contingent Liabilities, Engagements and Charges	12 Months Ended
Dec. 31, 2022
Guarantees, Contingent Liabilities, Engagements And Charges [Abstract]
Guarantees, Contingent Liabilities, Engagements and Charges
Note 28 - Guarantees, Contingent Liabilities, Engagements and Charges

A.	Engagements

(1)	Emek HaBacha wind energy project - full commercial operation

On December 22, 2020, the Company received from the Electricity Authority tariff approval and confirmation of the fulfillment of all of the conditions for financial closing, in respect of increasing the farm’s capacity by an additional 12.8 megawatts, i.e., from 96 megawatts to a total of approximately 109 megawatts, by installing four additional turbines in the farm’s area such that the enlarged farm would include 34 wind turbines (hereinafter: the “Project Expansion”).
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On March 27, 2022, the Company reported the receipt of the permanent production license and the commencement of commercial operation of the project.

The project’s production tariff in 2022 is approximately 35.93 agorot (11.15 USD cent) per kWh, which will subsequently be linked, once per year, to the consumer price index, in accordance with the terms of the arrangement which applies in the segment. The guaranteed tariff period is for 20 years.

(2)	Ruach Beresheet wind energy project

On July 28, 2020, the Company fulfilled the conditions for the construction of the Ruach Beresheet project (hereinafter: the “Project”), including the tariff approval, building permits and suspensory conditions for financial closing to finance the project, vis-à-vis a consortium of lenders led by Bank Hapoalim Ltd., and in collaboration with entities from Migdal and Amitim Group (hereinafter, jointly: the “Lenders”), and initiating the commencement of the construction works.

Presented below are details regarding the main contractor engagements in connection with the project:

(A)
Agreement with General Electric for the production, provision, delivery to the site, lifting, and commissioning of the turbines on the project site. The turbine provider provides performance guarantees according to standard industry practice, as well as a guarantee of the parent company, to secure the performance of his contractual obligations. A 20 year operation and maintenance contract for the series of turbines was also signed. The agreement includes a producer commitment to an uptime rate of 95% in the first year and 97% from the second year onwards, execution of preventive and corrective maintenance for the turbines, including the provision of all the replacement parts and maintenance services required for that purpose. The contractor will provide guarantees according to standard industry practice.

(B)
BOP agreement vis-à-vis a partnership of Minrav and Nextcom, for the planning and execution of the electrical, communication, and civil engineering infrastructure for the project, including the turbine foundations, paving roads and crane surfaces, building the collection network and substations, and comprehensive acceptance testing for the project. The contractor provides performance guarantees according to standard industry practice, as well as a guarantee of the parent company.

The series of aforementioned infrastructure agreements are in a turn key format, and were approved by the lenders. They also include a mechanism for liquidated damages in respect of various delays and breaches, and standard clauses regarding breach and cancellation.

On November 2022, the townships which provide the land for the project exercised the option to join as partners in the project partnership, following the entrance of the townships, the Company holds 54%  in the partnership.

(3)	Selac wind energy project in Kosovo - full commercial operation

In March 2018, the Company acquired the interests in a wind energy project in Kosovo, which is in advanced development processes, with a total capacity of approximately 105 megawatts (hereinafter: the “Agreement” and the “Project”).

The payment in respect of the project’s purchase was paid according to the following milestones:

1.
A total of EUR 1 million was paid to the sellers in advance, in consideration of the purchase of 50% of the shares of the project company. Most of this amount was intended for the repayment of previous shareholder loans, upon the fulfillment of suspensory conditions which were defined (hereinafter: the “First Payment Date”). The Company also furnished the sellers with a guarantee for the payment of the entire consideration which is owed to them in the transaction.

2.
On the financial closing date, a payment was paid to the sellers in an amount that was determined according to a formula which was agreed upon between the parties (the “Consideration Adjustment Formula”), which is conditional on the project’s expected performance, financing terms and expected construction and operation costs. Against the second payment, the Company received 30% of the shares of the project company, and reached a stake of 80%.

3.
Following the project’s commercial operation, the balance of consideration will be paid to the sellers according to the consideration adjustment formula, and against that payment, the Company’s stake in the project company will increase to 100%.

Agreement regarding joint investment in the project with Phoenix Group:
The project company is held, through concatenation, by a partnership that was established (hereinafter: the “Danuba Power”), for investment in the project. The limited partners in the partnership are the Company, which holds 60% of the partnership’s capital, and institutional entities, which hold 40% of the partnership’s capital. The Company also holds 100% of the interests in the general partner which manages the partnership.

On February 27, 2022, approval was received from the Energy Regulatory Office (ERO) in Kosovo, for the full commercial operation of all sections of the project, by the end of 2021, two of the farm’s three sections already commenced operation, The approval constitutes final approval for the receipt of the full tariff, in respect of the last 9 turbines, and 27 turbines in total.

Throughout the first 12 years of the project, the project’s revenues are guaranteed through a power purchase agreement at a fixed price, and subsequently, during the remainder of the operating period, the electricity will be sold on the merchant market.

(4)	Gecama wind energy project in Spain – full commercial operation

On July 5, 2018, the Company signed an agreement to acquire all of the interests in the Gecama project, which is in advanced development processes, with a total capacity of approximately 329 megawatts (hereinafter: the “Project”).

On June 26, 2022, the project received approval from the Spanish authorities for the operation of the first part of the project, with a capacity of 182 MW. The operation of the turbines, and the sale of the produced electricity, began immediately, and increased gradually, until full commercial operation is reached on August 2022.

Signing of transaction to hedge the price of electricity
During October to December 2022, the Company completed the signing of transactions to hedge electricity prices in respect of the project, as follows:

1.
In light of the high levels of European electricity prices proximate to the signing date, and in light of the high marketability of electricity, the Company decided to hedge a weighted total of approximately 55.3% of the electricity which will be produced in the project until the end of 2023.

2.
Accordingly, the Company, through a corporation under its control, executed a hedge in a CFD (Contract for Difference) format with a leading European energy infrastructure company, with a credit rating of BBB (hereinafter: the “Hedge Provider”).

3.
The hedge transaction was executed according to a weighted average price between EUR 76.09 to EUR 86.63 per megawatt hours over the hedge period, according to the project’s weighted production forecast until the end of 2023.

4.
The CFD outline fixed the price of electricity which will be sold, in respect of the amount which was hedged at a fixed price, and on average in the transaction as stated above. The CFD mechanism determines that if the market price falls below the price which was determined in the hedge agreement, the hedge provider will pay to the Company the difference between the market price, and the price which was determined in the hedge transaction. In case the market price is higher than the determined price, the Company will pay to the hedge provider the difference between the market price and the determined price.

5.	As part of the hedge transaction, according to the standard practice in the field, the Company provided to the hedge provider a limited guarantee to secure the payment of its liabilities.

(5)	Picasso wind energy project in Sweden - full commercial operation

On May 29, 2019, the Company reported the signing of a series of agreements regarding investment in and construction of a wind energy project in Sweden, with a total capacity of approximately 113 megawatts (hereinafter: the “Project” or the “Picasso Project”).

The Picasso project is located in south Sweden, and includes 27 wind turbines with a capacity of approximately 4.2 megawatts each, and in total, approximately 113 megawatts.

On December 12, 2019, the Company signed financial closing agreements to finance the project with Hamburg Commercial Bank, a German bank specializing in renewable energy projects in Northern Europe. For additional details, see Note 12(2).

Power purchase agreement (PPA):
The Company engaged with a large European energy infrastructure company in a PPA under which the Company will sell half of the electricity that is produced in the project, for a period of 12 years, at a fixed tariff. The remaining produced electricity will be sold at market conditions on the Nord Pool.

Agreement regarding joint investment in the project with Menorah Group:
The project company is held, through concatenation, by a partnership which was established (hereinafter: the “The Nordic Wind”) with Menorah Group, for investment in the project. The limited partners in the partnership are the Company, which holds 69% of the partnership’s capital, and institutional entities, which hold 31% of the partnership’s capital. The Company also holds 100% of the interests in the general partner which manages the partnership.

In June 2021 the Company completed the connection of all of the turbines to the power grid, and the farm has been producing electricity which is being fed into the grid, in full commercial operation.

Signing of transaction to hedge the price of electricity
On September 19, 2021, the project company completed the signing of a transaction to hedge the electricity prices in the project vis-à-vis a leading European energy infrastructure company with a credit rating of BAA1 (hereinafter: the “Hedge Provider”). The hedge transaction is implemented in a contract for difference (CFD) format, in respect of the quantity of electricity which, according to estimates, will constitute another approximately 31% of its total electricity production, in a manner which will set the total quantity hedged under contracts in the facility, until the end of 2022, at approximately 81%.

As part of the hedge transaction, the Company provided a parent company guarantee to secure payment up to a total of EUR 1 million, out of the project company’s liabilities in the transaction. The hedge transaction was executed at a weighted price of EUR 63 per megawatt hour, throughout the agreement period.

(6)	Bjornberget wind energy project in Sweden

On October 11, 2020 the Company completed a transaction involving the acquisition of control, and the commencement of construction, of a project for the production of electricity from wind energy in Sweden, with a total capacity of approximately 372 megawatts (hereinafter: the “Transaction” and the “Project”, respectively). The Björnberget (“Bjorn”) project, located in Central Sweden, is one of the largest wind projects in Europe, and includes around 60 wind turbines.

The project company engaged with a Tier 1 corporation in a PPA for the sale of 50% of all electricity which will be produced in practice in the project, for a period of 10 years, and for the provision of services associated with the sale of the energy to the grid during the agreement period. The remaining produced electricity will be sold on the Scandinavian power market - the Nord Pool.

On June 19, 2022, an update was signed with respect to the terms of the PPA agreement for the project, and which was originally signed in December 2020, vis-à-vis a Tier 1 corporation, to increase the price of the electricity which will be sold under the PPA, and to increase the proportion of sold electricity out of the project’s total production, as specified below:

1.	The price of the electricity which will be sold under the agreement was increased by 22% throughout the entire period of the agreement (10 years).
2.
The amount of electricity sold under the PPA during years 1-5 was increased to a rate of 70% of the total electricity which will be produced in the project, as compared with 50% in the original agreement.

3.	During years 6-10 the scope of electricity will be sold 50% of production as initially signed, but the 22% price increase will apply, as stated above, to those years as well.

The remaining produced electricity is expected to be sold in the Nordic power market.

On October 2, 2022, the project was connected to the local power grid, and commercial operation and sale of electricity in the Nordic power market began gradually.

(7)	Purchase of solar and wind portfolio in Croatia

On July 3, 2022, the Company signed an agreement for the joint purchase and development of a portfolio of projects for the production of electricity from renewable energy sources in Croatia, which are in various stages, with an aggregate capacity of approximately 525 megawatts (hereinafter: the “Portfolio” or the “Projects”), as specified below.

The portfolio is comprised of five projects in Croatia which are held through dedicated project companies, four of which are solar, in a cumulative scope of 386 megawatts, and a wind project in a cumulative scope of 139 megawatts.

On July 10, 2022, the Company closed the transaction for the acquisition of the portfolio, and thereby completed the first milestone in the transaction. The entire stake was transferred to Enlight upon the payment of the first milestone, and against the provision of a company guarantee to secure the following milestones. The amount which was paid on that date for the shares, with respect to the first milestone, constitutes an immaterial part of the total consideration, and is an amount which is immaterial to the Company. Most of the consideration will be paid upon the completion of development, and obtaining all of the permits for RTB, thereby creating limited exposure for the Company in the initial stages.

(8)	Series of PV projects integrated with storage in Israel and an agreement for acquiring energy storage systems

Storage tender 1
On July 14, 2020, as part of the first tender which was published by the Electricity Authority for the construction of facilities for the production of electricity using photovoltaic technology with integrated storage capacity, which will be connected to the distribution grid (high voltage and low voltage) (process number 1) (hereinafter: the “Tender”), the Company won a cumulative capacity of 48 megawatts (in AC terms), which reflects the construction of facilities with an installed capacity, in DC terms, of approximately 130 megawatts.

Storage tender 2
On December 29, 2020, as part of a tender which was published by the Electricity Authority for the construction of facilities for the production of electricity using photovoltaic technology with integrated storage capacity, which will be connected to the distribution grid (process number 2) (hereinafter: the “Tender”), the Company won a cumulative capacity of 82 megawatts (in AC terms), at the point of connection to the national power grid (hereinafter: the “Connection Size”). This capacity, combined with the energy storage technology, will allow the Company to build a series of solar energy facilities with an estimated capacity of approximately 200 megawatts (in DC terms).

Energy storage acquisition agreement:
On January 2, 2022, the Company entered into an agreement for the acquisition of battery-based electricity storage systems with a total capacity of approximately 430 megawatts, for the Company’s series of solar projects with integrated energy storage, which are planned for construction in Israel (the “Agreement”), as follows:

The agreement was signed with Sungrow Power Supply Ltd (hereinafter: “Sungrow”).

The acquired systems include Sungrow’s integrated storage solution, which is based on lithium-ion batteries that are produced by CATL (see details below) for Sungrow.

The total consideration in respect of the purchase will be in the range of approximately USD 75-80 million, and will be paid upon the fulfillment of certain milestones, against the provision of guarantees by Sungrow.

(9)	Dual use PV projects

On November 11, 2021, the Company won a cumulative capacity of 30.3 megawatts (in terms of AC capacity) as part of “competitive process number 1 for the determination of a tariff for the construction of dual use electricity production facilities using photovoltaic technology for connection to high voltage and low voltage (hereinafter: the “Tender”). This capacity will allow the Company to build a series of facilities with an estimated capacity of approximately 40 megawatts (in DC terms).

(10)	Change of estimate in the accounting treatment of the Halutziot project

During the second quarter of 2022, in light of the significant change to the terms of the concession arrangement vis-à-vis the state, which included the execution of significant technological changes to the Halutziot facility, and the expansion thereof in a manner which will increase the capacity and effectiveness of production, the Company re-evaluated the application of IFRIC 12 (hereinafter: the “Interpretation”), and concluded that the facility is no longer under the scope of that interpretation. As a result, the balance of the contract asset in the amount approximately USD 161 million was reclassified into a fixed asset and starting from the second quarter of 2022, the Halutziot facility is treated as a fixed asset measured by cost model.

(11)	Decision of the Electricity Authority in Israel regarding the regulation of the market model for production and storage facilities connected to the distribution grid

On September 7, 2022, the Electricity Authority published decision no. 63704 - “market model for production and storage facilities which are connected to or integrated into the distribution grid” (hereinafter: the “Decision”). This decision regulates the activity of production and storage facilities which are connected to or integrated into the distribution grid, and particularly the possibility for those facilities to sell electricity directly to holders of supply licenses (hereinafter: “Private Suppliers”). The decision also updates the regulation of the activity involving the sale of electricity to consumers through private suppliers (hereinafter: the “Arrangement”). The arrangement will enter into effect on January 1, 2023, except for the possibility to attribute production facilities to private suppliers, which will enter into effect on January 1, 2024. Until the date when this possibility enters into effect, facilities which operate under the arrangement will be associated to a default supplier (the regional electricity distributor).

The Company is evaluating the consequences of the new arrangement on its activity.

(12)	Power purchase agreements in the United States

A.	Solar Rustic Hills

On September 9, 2021, the Company through a dedicated project company held by Clēnera, the signing of a power purchase agreement (“PPA”) with a fix price for a period of 20 years in respect of the electricity which will be produced in Rustic Hills Solar Project, which is currently in the development process, and has completed several milestones, including securing the main land rights, and has initiated the process of securing the building permits and approvals for connection to the power grid.

B.	Co Bar Solar SRP

On September 22, 2021, the company through a dedicated project company held by Clēnera, the signing of a power purchase agreement (“PPA”) with a fix price for a period of 20 years in respect of the electricity which will be produced in the solar project Co Bar Solar SRP which is currently in the development process, and has completed several milestones, including securing the main land rights, and has initiated the process of securing the building permits and approvals for connection to the power grid.

C.	Solar Gemstone

On October 10, 2021, the company through a dedicated project company held by Clēnera, the signing of a power purchase agreement (“PPA”) with a fix price for a period of 20 years in respect of the electricity which will be produced in the solar Project Gemstone Solar LLC (“Gemstone”), which  is currently in the development process, and has completed several milestones, including securing the main land rights, and completing the grid connection surveys. The project company is also advancing the processes of licensing and securing the building permits.

D.	Atrisco Solar

On July 7, 2022, the company through the American subsidiary Clēnera Holdings LLC, reached an agreement with the acquiring utility to increase the price of purchased electricity and energy storage which will be produced in Atrisco solar project (the “Project”). Regulatory approval was also given for the amendment, and it thereby entered into effect.

The foregoing update regulates an increase of approximately 24% in the price which will be paid with respect to the sale of the electricity which will be produced from solar energy, and an increase of approximately 26% with respect to energy storage availability payments. The update also includes an increase of the guarantees which were provided in favor of the New Mexico Public Regulation Commission (NMPRC), as a result of the increase in expected revenue.

During the first 20 years the electricity will be sold under the PPA, and in the subsequent  years, the electricity will be sold in market (merchant) conditions.

On September 18 2022, an agreement was signed in respect of doubling the project’s storage component, from a capacity of 600 megawatt hours to a capacity of 1,200 megawatt hours. The agreement has received the required regulatory approvals and includes an increase of the guarantees which were provided to the NMPRC, as a result of the increase in the expected revenue.

E.	Entering into a conditional agreement for sale of a solar project in the United States

On December 8, 2022, the company through the American subsidiary Clenera Holdings LLC, entered into a conditional agreement with an American investment fund for the sale of a solar project with a capacity of approximately 60MW, out of its portfolio of projects in pre-construction in the United States. The sale will be executed by way of joining the sale of an adjacent project with greater capacity, which shares the same electrical infrastructure and PPA.

The execution of the sale is conditional on the achievement of milestones, including the signing of a power purchase agreement for the project.

(13)	Engagement in agreement to acquire energy storage system for Atrisco Solar project

On December 4, 2022, the Company signed an agreement to acquire a battery-based electricity storage system with a total capacity of approximately 1,200 MWh for the solar project Atrisco Solar, which will be built in New Mexico, USA (hereinafter, respectively: the “Agreement” and the “Project”).

The agreement was signed with an American company which is active in several states in the field of developing and manufacturing lithium ion (“Li-ion”) batteries. The total consideration for the acquisition will amount to approximately USD 330 million, to be paid upon the fulfillment of milestones, against the provision of guarantees by the supplier.

The project will include a solar production farm with a capacity of 360 MWdc, integrated with an energy storage system, with a capacity of 1,200 MWh.

(14)	Obtaining all of the approvals for the construction of the Solar Coggon project

On January 26, 2022, the company through a dedicated project company held by Clēnera, all of the approvals for the commencement of construction (“RTB”, Ready to Build) in respect of the Coggon Solar project, including interconnection to the transmission grid, as well as a power purchase agreement in respect of all of the electricity which will be produced in the project, over a period of 20 years, at a fixed price.

The project, which is held 100% by Clēnera, is located in Iowa, USA, and is expected to produce electricity using photovoltaic technology with a capacity of approximately 120 megawatts.

The Company is promoting an arrangement for the receipt of project finance in respect of the project, at a scope of approximately 75%-80% of the total investment cost, including the potential use of a tax partner (tax equity), and is currently conducting negotiations with several creditors for this purpose.

(15)	Financial closing for Apex project

On November 30, 2021, the company through a dedicated project company held by Clēnera , All of the approvals the commencement of construction for Apex Solar, a project for the production of electricity using photovoltaic solar technology, with a capacity of approximately 105 megawatts (in terms of DC capacity) in Montana, USA (the “Project”).

Further to the above, the subsidiary Clēnera engaged in agreements to purchase main equipment at a scope of approximately USD 50 million for the project, and completed the development process, including securing inclusive, a grid connection agreement, and a power purchase agreement (PPA) in respect of the electricity which will be produced in the project, over a period of 20 years and in the following years the electricity will be sold on the wholesale merchant market.

On September 11, 2022, the Company reached financial closing to finance the project. The financing will be implemented in two stages: financing for the construction period, and financing for the operating period.

Presented below is a summary of the funding conditions in each of the stages:

Stage A – Financing for the construction period:
The construction financing will be provided by a consortium of two lenders: Bank of America and Nord LB. The financing will be provided in a limited recourse project financing framework, to the SPV which is held entirely by the subsidiary Clenera Holdings LLC. The loan will be at a rate of approximately 90% of the project’s investment cost, which is estimated at a scope of approximately USD 127 million. Accordingly, the loan facility will amount to approximately USD 116 million, and will be repaid at the end of the construction period, through long term funding (see Stage B - long term financing), while the remaining required capital will be provided by the Company.

Presented below are the main financing terms:

Loan period - The remaining construction period.
Interest - margin of 0.6%-1% over the base interest rate (SOFR).
Main events signifying a demand for immediate repayment – A demand for immediate repayment of the loan may be presented in case of severe breaches which were specified, primarily including a breach of material representations or undertakings; insolvency, fundamental breach or cancellation of the long term agreement, and abandonment of the project.
Main collateral – In accordance with the standard practice for project finance, including a pledge on the project company’s assets, cash flow rights, land rights, insurance, collateral from the project contractors, etc. Additionally, a company guarantee of a restricted amount will be provided for the construction period, in respect of specific events which were determined.

Stage B – Long term financing:
The funding for the operating period will be provided for a period of 25 years, in a sale-lease back framework, which also include the assignment of the tax benefits in the project. The outline includes the sale of the project equipment to the bank at market conditions, and the releasing thereof in consideration of fixed payments during the project’s operating period.

The financing will be provided by the bank Huntington Bancshares. The net financing facility will amount to approximately USD 127 million, over a term of 25 years commencing project’s commercial operation date, in a sale-lease back framework, which also include the assignment of the tax benefits in the project. The outline includes the sale of the project equipment to the bank at market conditions, and the releasing thereof in consideration of fixed payments during the project’s operating period. The facility will be paid off by predetermined lease installments.

The balance of equity required for the construction of the project was invested by the Company, and upon the conclusion of construction it will amount to a total of approximately USD 28 million. The Company has an early buy out option according to the fixed price which was determined in the lease agreement.

Presented below are the main terms of the agreement:

Agreement period - 6-25 years, depends on the exercise of the company’s early buyout (EBO) option, which is available at a fixed price as determined in the lease agreement.
Repayments - Semi-annual, based on a DSCR of 1.2.
Main events signifying a demand for immediate repayment - In case of severe breaches which were specified, primarily including a breach of material representations or undertakings, insolvency, a fundamental breach, or cancellation of one of the material project documents.

Main collateral - According to the standard conditions in sale-leaseback transactions, including cash flow rights, land rights, insurance policies, collateral from the project contractors, etc.

A limited company guarantee will also be provided to cover the project’s routine operating expenses and to secure the amount of the tax credit.

(16)	Purchase of an additional solar and energy storage portfolio in the United States

On December 30, 2022, the American subsidiary Clenera Holdings LLC 2 signed a binding agreement for the purchase of the entire stake in a portfolio of projects for the production and storage of electricity from renewable energy sources in the United States, in various stages of development, with an estimated aggregate capacity of approximately 1.3GW, and approximately 4.1GWh of storage (hereinafter: the “Portfolio” or the “Projects”). The portfolio is comprised of three large projects which are located in two states, and some nearby existing projects of the Company which are under development.

The transaction outline is comprised of an initial payment in the amount of approximately USD 51 million and a success-based payment in a cumulative scope of up to USD 52 million, depending on the completion of the development of the projects and, on all matters related to the project Co Bar, on the receipt of “Community Energy” status.

The initial payment also includes reimbursement of the development costs which have been invested in the portfolio to date and will be financed out of the Company’s own sources. The projects are held through dedicated project companies, and the entire stake therein will be transferred to the Company upon the signing of the transaction.

The proceeds in the transaction were updated after the signing of the memorandum of understanding between the parties in order to reflect the increase in the project’s value due to the enactment of the Inflation Reduction Act (IRA).

B.	Bank guarantees which were issued by the Company:

(1)
As part of the acquisition of Clēnera in the United States, according to the end of 2022, the Company provided performance guarantees for the projects in the United States in the total amount of USD 105.3 million, and a financial guarantee for payment security in the amount of 12.9 USD millions.

(2)
As part of the agreement to lease the Company’s offices, a CPI-linked bank guarantee was provided to the Company in the amount of approximately NIS 0.23 million, on March 2022, an additional guarantee was issued for a new floor rental, the addition of the second floor, in the amount of 0.2 NIS millions.

(3)	As part of the lease agreements in respect of the projects Halutziot, Kramim-Enlight, and Kidmat Zvi, bank guarantees were provided in the amount of approximately NIS 2 million.

(4)
As part of the receipt of the permanent production license for the Halutziot, Kramim, Idan, and rooftops projects, bank guarantees in the amount of approximately NIS 1.22 million were provided to the Electricity Authority.

(5)	Towards the Israel Land Authority, the Company provided guarantees in the amount of NIS 0.8 million for the projects Beit HaShita and Beit HaShikma.

(6)
In 2020, the company won in the tender for electricity production with a total power of 48MW. As part of the tender, the company provided a performance guarantee in the amount of NIS 28.8 million, which its expiration date has been extended during 2022, and should be expired during 2024.

(7)
In 2020, the company won in the second tender for electricity production with a total power of 82MW. As part of the tender, the company provided a performance guarantee in the amount of NIS 49.2 million, which expires in 2024.

(8)
As part of the electricity sector reform, the provision segment was opened to competition - and the Authority published regulations allowing electricity producers to buy and sell electricity directly to consumers. In order to engage with electricity consumers, the Company is required to receive a provider license from the Electricity Authority. In order to fulfill the license conditions, the Company provided a guarantee in the amount of NIS 2 million.

(9)
During 2021, and in accordance with covenant 220D, which was determined by the Electricity Authority, and further to the Company’s winning of a competitive process for dual-use facilities, the Company provided a guarantee in the amount of NIS 4.5 million.

(10)	The company provided in 2020, a bank guarantee in the amount of approximately EUR 1.6 million, as part of the financing agreement for Picasso project in Sweden, which was signed in December 2019.

(11)	During the second quarter of 2022, for the grid connection of the project Haro Solar 3 S.L., the Company provided guarantees in the total amount of EUR 7.9 million.

C.	Bank guarantees which were issued by consolidated entities:

(1)
As part of the receipt of a conditional license for Emek HaBacha project, in 2018, the Company provided a guarantee in the amount of approximately NIS 2 million to the Electricity Authority, which was replaced with a permanent license guarantee in the total amount of 1.7 million during the second quarter of 2022. In 2021, the Company provided a guarantee in the amount of NIS 3.9 million towards the Israel Land Administration, in respect of works at Elrom.

(2)
Within the framework of the lease agreements for Emek HaBacha project, beginning in 2017, the Company provided bank guarantees for leases from the townships in the project in the amount of approximately NIS 3.9 million. In 2020 the Company provided another bank guarantee in the amount of NIS 0.4 million to Elrom township. As of the end of 2022, the total sum of the guarantees provided in favor of leases from the townships in the Emek HaBacha project amounted to approximately NIS 4.27 million.

(3)
As part of receiving a conditional license for Ruach Beresheet wind project, in 2021, the Company provided a guarantee in the amount of approximately NIS 3.4 million to the Electricity Authority. In connection with the Ruach Beresheet wind project, additional guarantees were provided to Netivei Israel and the Israel Land Authority, in the total amount of NIS 0.3 million.

(4)	In connection with the lease agreements for the projects Mivtachim and Talmei Bilu, guarantees were provided in the total amount of approximately NIS 2.9 million.

(5)	For the Haluziot project, in 2022, for the receipt of extended payment terms from the vendor SMA, the Company provided a guarantee in the amount of EUR 0.67 million.

D.	Parent company guarantees:

In the Group’s ordinary course of business, the Group provides, from time to time, guarantees to back and secure various undertakings, including to secure undertakings by virtue of financing agreements in respect of projects, guarantees to secure undertakings in respect of tenders for renewable energy projects, guarantees towards statutory authorities in respect of projects, etc.

Presented below are details regarding the significant guarantees which the Company provided:

A.
As part of the financing agreements with Bank of Ireland, the Company provided in favor of the bank company guarantees in the total amount of approximately EUR 1.1 million to secure its liabilities associated with construction costs. In case of the forfeiture of the guarantee, the Company will be entitled to indemnification from its partners in the venture Movilim.

B.
As part of the signing of the financing agreements for the Picasso project in Sweden, The Company provided a guarantee at a scope of up to a total of EUR 5 million, which the Company will provide in case of deviation from the construction costs and/or for debt resizing on the operation commencement date.

C.	As part of the signing of the financing agreement for the Gecama project in Spain, the Company provided a guarantee of approximately EUR 1 million to the turbine provider and to the EPC contractor.

D.	As part of acquiring the renewable energy company Clēnera in the United States, guarantees were given to secure the Company’s undertakings towards the entrepreneurs.

E.

Guarantee in connection with the purchase of an additional solar and energy storage portfolio in the United States on December 30, 2022 (”the Tranche III Projects”) in favor of Parasol Renewable Energy Holdings LLC (“PREH”) up to a total of $54 million and will be reduced by earn out paid in the future in connection with the Tranche III projects.

F.	The following parental guarantees are related to tax equity and construction financing of the Apex project:

a.

Guarantee in connection with Tax Equity for Apex in favor of CLI-HBAN Solar Trust (Huntington Bank). This guaranty would become effective only if (1) the Apex project company failed to perform its obligations and (2) Clenera Holdings failed to pay the obligations under its guarantee. This guaranteed covers (a) failures of Clenera under its Sponsor Guaranty Agreement, (b) Clenera tax indemnity obligations and (c) Clenera obligations under the Participation Agreement.

	b.	Guarantee in connection with debt for Apex in favor of Bank of America, this guarantee applies if there is a customs (import) delay with regard to modules.

G.

Guarantee in connection with the grid connection works for Atrisco project in favor of PNM, the utility responsible for constructing the network connection up to a total of $20 million. This guarantee will be reduced once the final connection agreement (LGIA) is signed and project financing is closed in a non-recourse format.